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                                                              HECO EXHIBIT 10.11

                      LOW SULFUR FUEL OIL SUPPLY CONTRACT

                                    BETWEEN

                      BHP PETROLEUM AMERICAS REFINING INC.

                                      AND

                        HAWAIIAN ELECTRIC COMPANY, INC.

     This Contract is made by and between BHP PETROLEUM AMERICAS REFINING INC., a corporation duly incorporated under the laws of the State of Hawaii, having its principal place of business at 733 Bishop Street, Honolulu, Hawaii 96813, (hereinafter called "SELLER"), and HAWAIIAN ELECTRIC COMPANY, INC., a corporation duly incorporated and authorized to do business under the laws of the State of Hawaii, having its principal place of business at 900 Richards Street, Honolulu, Hawaii, (hereinafter called "BUYER").

     NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE I
                                   AGREEMENT

     SELLER shall sell and deliver or cause to be delivered, and BUYER shall buy, receive and pay for Low Sulfur Fuel Oil suitable for use as a boiler fuel of the specifications provided herein (the "Product") and in the quantity described herein.

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                                   ARTICLE II
                                      TERM

     The term of this Contract shall be for a two (2) year period commencing January 1, 1996, at 12:01 a.m. through December 31, 1997, at 12:00 midnight, Hawaiian time, subject to the provisions and conditions contained herein.

                                  ARTICLE III
                               PRODUCT & QUALITY

     SELLER shall sell and deliver and BUYER shall receive and pay for Product that shall comply with the specifications as shown in Exhibit A attached hereto and incorporated herein by reference.

                                   ARTICLE IV
                                    QUANTITY

     4.1  Quantity.

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     4.2  Optional Purchases.

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     4.3  Reallocation of Deliveries.  If during any 15 calendar day period, deliveries of LSFO by SELLER to Kalaeloa Partners, L.P. ("Kalaeloa") are less than 20,000 barrels due to an unanticipated equipment outage at the oil-fired combined cycle facility owned by Kalaeloa at Campbell Industrial Park, SELLER and BUYER shall agree to reallocate deliveries of LSFO by SELLER, to the extent required by BUYER and not required by Kalaeloa, to BUYER. The reallocated LSFO shall be priced on the same basis as optional purchases as provided for in
Section 4.2.

                                   ARTICLE V
                                     PRICE

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                                   ARTICLE VI
                                    DELIVERY

     6.1 Notification and Product Delivery. Subject to the minimum and maximum amounts specified in Section 4.1, BUYER will provide SELLER notice ("Nomination") of the amount to be sold and delivered by SELLER and bought and received by BUYER for each calendar month no later than seventy-five (75) days prior to the first day of said month ("Nomination Month"). The Nomination shall specify both the quantities of Product and the delivery timing for the amount to be sold for the first and second half of the Nomination Month, respectively. No later than 10 days prior to the beginning of each calendar month, SELLER will provide BUYER a schedule of deliveries to be made for the following two months. The delivery

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schedule shall specify the approximate quantity, the approximate date and a characterization of the approximate viscosity, either low, 100 - 200 SSU at 210 DF, medium, 201 - 350 SSU at 210 DF or high, over 350 SSU at 210 DF of each separate delivery. SELLER shall notify BUYER of a change to said delivery schedule because of one of the following causes with respect to each individual delivery when it shall become known to SELLER:

     a) A change in volume, if such change is in excess of 10% of the previously advised delivery volume; or

     b) A change in date, if such change is greater than 2 days from the previously advised date; or

     c)   A change in the previously advised viscosity characterization.

     BUYER shall not be required to take Delivery, and SELLER shall not be required to make Delivery of more than fifty percent of a monthly nomination in any ten consecutive day period. The minimum and maximum amounts specified in
Section 4.1 to be delivered in any given month may be further modified upon mutual agreement of the parties.

     If for reasons other than Force Majeure, BUYER's anticipated demand for LSFO on an annual basis during any calendar year during the term of this Contract declines below the BUYER's minimum annual quantity set forth in Section
4.1 (the difference between BUYER's anticipated demand and BUYER's minimum annual quantity being a "Purchase Deficit Position"), then BUYER shall give prompt written notice to SELLER.

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     If for reasons other than Force Majeure, SELLER shall have delivered
Product for the Nomination Month such that the delivery rate, expressed in barrels per day, is below 85% of the nominated volume as computed on a month-to-date ratable basis, found by multiplying the day of the Nomination Month by the nominated rate of delivery for that month ("Failure to Supply Position"), then SELLER shall give prompt written notice to BUYER.

     6.2 Title and Risk of Loss. Title to Product and the risk of loss of Product shall pass to BUYER at the connection between the flange of SELLER's pipeline and BUYER's tank farm pipeline at Barber's Point.

     6.3 Determination of Quality. The quality and heat content of the Product shall be determined on the basis of a composite sample(s) drawn by a mutually agreed upon independent inspector from SELLER's issuing tank(s) in such a manner as to be representative of each individual Delivery. SELLER and BUYER shall share equally the cost of independent inspections. If the Delivery of Product is from more than one issuing tank, the specifications of the total Delivery of Product shall be determined on a volumetric weighted average from the representative samples drawn by the independent inspector. The representative samples drawn from SELLER's tank(s) shall be divided into a minimum of three (3) parts:

     1. One part shall be used by for an analysis by SELLER's laboratory to determine quality and heat content (gross Btu) per barrel.

     2. One part shall be provided to BUYER for the purpose of verifying SELLER's determinations.

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     3.   At least one part shall be sealed and provided to BUYER, or to the independent inspector, to be retained.

     SELLER agrees to provide BUYER a copy of SELLER's laboratory analyses of the tank final samples, or a preliminary laboratory analyses if the analyses of the tank final samples is not available, showing sulfur content, flash point and sediment and water content prior to commencing delivery of the Product, provided, however, that SELLER shall provide BUYER the complete Certificate of Quality no later than two working days after the completion of the Delivery. BUYER shall have the right to perform laboratory analyses in order to verify the results of SELLER's laboratory analyses. The official determination of gross heat content shall be based upon SELLER's laboratory results provided that the arithmetic difference between SELLER's and BUYER's laboratory results is equal or less than the then existing reproducibility standard (currently 0.40 MJ/kg) for ASTM test D-240. If the difference between SELLER's and BUYER's laboratory results is greater than this ASTM reproducibility standard, the parties will confer, in good faith, to resolve the difference. In the event of an unresolvable difference between BUYER and SELLER, BUYER's sealed sample will be provided to an independent laboratory for an official determination, which shall be binding upon the parties. SELLER and BUYER shall share equally the costs of independent tests and determinations.

     The Product received by BUYER in a Delivery may include some amount of pipeline displacement stock ("Pipeline Fill"). The specification of the Pipeline Fill shall be determined by the SELLER on the basis of SELLER's representative sample of the storage tank from the which

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the Pipeline Fill was issued. SELLER agrees to provide BUYER a copy of a laboratory analysis of the Pipeline Fill's specifications prior to shipment.

     To provide an early warning of any quality problems with the Product, SELLER agrees to perform a pre-shipment computer simulation blend ("Blend") of LSFO from each issuing tank and Pipeline Fill on a volumetric weighted average basis. The computer simulation shall provide confirmation of the Blend's API gravity, viscosity and percent by weight sulfur content. SELLER agrees to inform BUYER or BUYER's representative of the Blend results prior to shipment.

     SELLER agrees that under no circumstances shall it deliver Product to BUYER should the percent by weight of sulfur content of the Blend, determined by computing the weighted average by volume of LSFO issued from the SELLER's tank(s) and the Pipeline Fill volume, be greater than 0.50%, without BUYER's express written permission.

     If SELLER or BUYER has reason to believe that the quality or quantity of Product stated for a specific Delivery per Section 6.3 or Section 6.4 is incorrect, that party shall within thirty (30) days after the later of the date of the complete Certificate of Quality or the date of the final determination of gross heat content, present the other party with documents supporting such determination and the parties will confer, in good faith, on the causes for the discrepancy and shall proceed to correct such causes and adjust the quality and quantity, if justified, for the Delivery in question. In the event of an unresolvable difference between SELLER and BUYER, the sealed part of the representative sample in the possession of BUYER or the independent

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inspector shall be provided to an independent laboratory for an official determination, which shall be final. SELLER and BUYER shall share equally the cost for such independent laboratory determination.

     If the quality of the Product received by BUYER fails to conform to the requirements of Article III of this Contract, both BUYER and SELLER shall attempt to minimize the impact of any quality problem by specification waiver if the use of the Product will not unreasonably cause harm to BUYER, or by SELLER delivering higher quality oil in a timely manner to produce a specification quality blend in BUYER's storage tank(s). If all such, and similar, efforts fail to resolve the quality problem, then BUYER may return non-specification Product to SELLER, in which case SELLER shall replace the non-specification Product to BUYER in a timely manner. All reasonable costs and expenses, including BUYER's handling costs incurred in returning and replacing non-specification Product, shall be paid by SELLER.

     6.4 Determination of Quantity. Quantities of the Product delivered hereunder shall be determined at the time of each Delivery by gauging SELLER's tank(s) immediately before and after pumping. Volumes delivered hereunder shall be converted to 60 [degrees] F, using the latest revision of ASTM Table 6B. Measurements shall be taken jointly by representatives of SELLER and BUYER or by a mutually agreed upon independent inspector. SELLER and BUYER shall share equally the cost of independent inspections.

     6.5  Purchase Deficit.

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     6.6  Failure to Supply.  In the event that the SELLER is in a Failure To
Supply Position, both BUYER and SELLER shall attempt to minimize the impact of any Failure To Supply Position such that it not impose an unreasonable risk to BUYER. If the amount of deficient Product is such that SELLER's Delivery of Product to BUYER in the Nomination Month at the nominated volume, as computed on a month-to-date ratable basis, is deficient in aggregate by 50,000 barrels, BUYER may, at its option, purchase the undelivered Product elsewhere at the then prevailing market rates. The BUYER will invoice, and the SELLER shall pay, the cost difference between purchased Product and cost of Product if it had been delivered by SELLER. If the BUYER elects to purchase Product from other sources under this Section 6.6, the annual purchase requirement referenced in Section
4.1 and Section 6.1 shall be reduced correspondingly.

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                                  ARTICLE VII
                                    PAYMENT

     7.1 Method of Payment. Invoices shall be prepared by SELLER after a Delivery has been completed. Invoices shall be accompanied by full documentation, acceptable to the BUYER, including quality certificates, quantity documentation, and price calculation. Payment shall be made without discount in USD within 7 business days from the receipt of invoice by wire transfer of immediately available funds to:

                               Citibank, New York
                                ABA # 021000089
                      BHP Petroleum Americas Refining Inc.
                                Account #4064332

     7.2 Payments. If SELLER's final laboratory result for gross heat content is unavailable or if said laboratory result is disputed by BUYER pursuant to
Section 6.3, SELLER may issue a provisional invoice calculated on the basis of the heat-content standard of 6.2 million BTU per barrel. BUYER shall make payment for such provisional invoice in accordance with Section 7.1. If an invoice incorporating an item other than a heat rate adjustment which is disputed has been sent to BUYER, then BUYER shall make payment in accordance with Section 7.1 for such invoice items or that portion of the invoiced delivery which is not disputed by BUYER and in which case BUYER shall make such adjustment to taxes and other value-dependent items as are reasonable under the circumstances. The provisional invoice or invoice incorporating items in dispute shall be adjusted in accordance with the terms of Article V by subsequent invoicing or by issuing a credit or debit with respect to the original invoice within 7

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business days of receipt of the independent laboratory determination pursuant to
Section 6.3 or other resolution of the issue in dispute. BUYER shall make payment for such subsequent invoices or debits in accordance with Section 7.1. BUYER shall have the option to apply such credit against payments to be made subsequent to the receipt of the credit, or if such payments are not expected to be made within 7 business days, BUYER shall be able to receive said credit in immediately available funds within 3 business days of SELLER's receipt of BUYER's written instructions.

     7.3 Interest. Interest will accrue on all amounts not paid within 7 business days of receipt of provisional or final invoice at the then existing London Inter-Bank Offered Rate (LIBOR).

                                  ARTICLE VIII
                                    NOTICES

     Any notice to be given hereunder shall be in writing unless specified otherwise and shall be deemed to have been duly given when sent or personally delivered to the other party at the address noted below:

     BUYER:         HAWAIIAN ELECTRIC COMPANY, INC.
                    P. O. Box 2750
                    Honolulu, Hawaii  96840
                    Attn:  Vice President, Power Supply
                    Facsimile:  (808) 543-7707

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SELLER:         BHP PETROLEUM AMERICAS REFINING INC.
                P.O. Box 3379
                Honolulu, Hawaii 96842
                Attn: Vice President-Marketing
                Facsimile: (808) 547-3796

     Notices may be by first class mail, postage prepaid, by elctronic transmission (facsimile or telex) or by personal delivery. The parites may substitute other addresses upon the giving of proper notice from time to time in the manner provided above.


                                  ARTICLE IX
                                 RENEGOTIATION

     It is understood and agreed that both parties entered into this Contract in reliance on governmental laws, rules, decrees, orders, regulations, and interpretations or implementation thereof in effect on the date of execution of this Contract or any subsequent amendments hereto, to the extent that they directly or indirectly affect the Product sold hereunder. If at any time any of the said laws, rules, regulations, implementations or interpretations thereof are changed or if new laws, rules, regulations or new interpretations and implementations thereof become effective, and such change or new laws, rules, regulations, interpretations or implementations thereof have a significant adverse economic effect upon either party, such that performance of this Contract would be inequitable or cause financial hardship to the affected party, then the affected party shall have the option to call for renegotiation of the Product Price or any other provision of this Contract the performance of which by the affected party would be inequitable or cause financial

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hardship.  Such option shall be exercised by the affected party at any time after such a change or new law, rule, regulation, interpretation or implementation thereof is effective, by giving notice to the other party of the call to renegotiate. Within ten (10) calendar days after the date of such notice, the parties shall enter into negotiations and in the event that the parties do not agree upon a new Product Price or other provision satisfactory to both parties within forty (40) calendar days after the date of such notice, the affected party shall have the right to terminate this Contract effective thirty
(30) days after giving notice of termination to the other party within thirty
(30) days immediately following the forty (40) day negotiation period. Until a mutually satisfactory new Product Price or other provision has been agreed upon, or until this Contract is terminated as provided herein, the Product Price or other provision that was in effect when the request for renegotiation was made shall continue in full force and effect.

                                   ARTICLE X
                    TAXES, ASSESSMENTS, LEVIES AND IMPOSTS

     BUYER shall reimburse SELLER for all taxes, assessments, levies and imposts of whatsoever kind or nature imposed on SELLER by any governmental or quasi-governmental body (including without limitation the Hawaii Gross Excise Tax) with respect to the sale of Product under this Contract. Notwithstanding the foregoing, BUYER shall not be required to reimburse SELLER for any tax measured by or based on the net income of SELLER or for real

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property taxes or to duplicate any item of expense of SELLER which is included in the Product Price as provided for in Section 4.2 and Article V of this Contract.

                                  ARTICLE XI
                                 FORCE MAJEURE

     11.1 Force Majeure. As used in this contract, an event or act of "force majeure" is defined as follows: acts of God, wars, riots, strikes, labor disputes, lockouts, blockades, insurrections, inability to secure materials or labor by reason of allocations promulgated by governmental agencies, unavailability of shipping of crude oil supplies, epidemics, landslides, lightning, earthquakes, fires, floods, tidal waves, volcanic eruptions, explosions, failure of machinery or pipelines, or any other causes not within the control of the affected party.

     11.2 Obligations Suspended. BUYER's obligation to purchase or receive Product, or SELLER's obligation to sell or delivery Product, shall be suspended to the extent performance is prevented by an event or act of force majeure for any period in which such event or act exists as to the party claiming force majeure; and so long as such party is exercising its good faith efforts to overcome such force majeure event. However, nothing in this Article excuses BUYER from its obligation to make payments of money due SELLER for Product already delivered to BUYER.

     11.3 Notice of Force Majeure. The party claiming force majeure agrees to give the other party prompt written notice of an act or event of force majeure. The party claiming force majeure shall use due diligence to cure any act or event of force majeure, and shall give the other

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party prompt notice after the act or event of force majeure has terminated.
This Article shall not require any party to settle or compromise any strike or labor dispute.

     11.4 No Make-Up Requirement. After the act or event of force majeure has terminated, SELLER shall not be obligated to sell and deliver and BUYER shall not be obligated to purchase and receive the undelivered quantity of Product that normally would have been sold and delivered during the period of force majeure.

                                  ARTICLE XII
                         PRICE AND ALLOCATION CONTROLS

     12.1 Regulatory Price Suspension. If SELLER is precluded by statute, or by regulation, rule, interpretation or order implementing such statute from obtaining any increase in Product Price, as determined pursuant to this Contract, the increase shall be suspended until said law, regulation, rule, interpretation or order permits the increase in whole or in part. In the event the law, regulation, rule, interpretation or order is terminated or is later modified to permit the increase, in whole or in part, the Product Price shall be increased for deliveries of the Product made thereafter to the level permitted under this Contract without further action by the parties.

     12.2 Government Regulations. If the delivery or supply of Product pursuant to this Contract conflicts with or is limited or prohibited by any federal, state or local regulations, then to the extent of such conflict, limitation or prohibition, SELLER shall have no obligation to deliver or supply BUYER with the Product under this Contract and BUYER shall have no

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obligation to purchase or receive the Product under this Contract.  BUYER, in
BUYER's discretion, may elect to complete and file any and all required Federal or state regulatory forms to permit, facilitate, or enable the supply of Product to BUYER under this Contract. SELLER shall fully cooperate with BUYER in the completion and filing of the foregoing forms.

                                 ARTICLE XIII
                                  ASSIGNMENT

     This Contract shall not be assigned by either party without prior written consent of the other party, and any assignment without such written consent, shall be void; provided, however, BUYER may assign this Contract to the Trustee under BUYER's First Mortgage Indenture dated December 1, 1938.

                                  ARTICLE XIV
                                APPLICABLE LAW

     This Contract shall be deemed to be a Contract made under and shall be governed by and construed in accordance with the laws of the State of Hawaii. The parties hereby consent to the personal jurisdiction of the federal and state courts in the State of Hawaii.

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                                  ARTICLE XV
                          PUBLIC UTILITIES COMMISSION

     This Contract is required to be filed with the Hawaii Public Utility Commission (PUC) for approval. If in the proceedings initiated as a result of the filing of this Contract, the PUC disapproves or fails to authorize the recovery of the fuel cost incurred under this Contract through the BUYER's Energy Cost Adjustment Clause, BUYER may terminate this Contract at any time within 90 days of disapproval by giving 60 days written notice to the SELLER.

                                  ARTICLE XVI
                    ENTIRE AGREEMENT, WAIVER AND ILLEGALITY

     This Contract incorporates the entire agreement between the parties with reference to the subject matter and cancels and supersedes as of the date of execution hereof all prior oral or written understandings, or agreements, between the parties with respect to the subject matter and may only be modified by written instrument executed by duly authorized representatives of the parties. There are no other agreements which constitute any part of the consideration for, or any condition to, either party's compliance with its obligations under this Contract. Failure to insist upon strict performance of any provision shall not constitute a waiver of the right to require such performance, nor shall a waiver in one case constitute a waiver with respect to a later breach, whether of a similar nature or otherwise. If any term or provision of this Contract is held by any Court to be illegal or unenforceable, the remaining terms, provisions, rights and obligations shall

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not be affected.  The headings or captions are for  convenience  only  and  have no force or effect on legal meaning in the construction or enforcement of the Contract. Time shall be of the essence in this Contract.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound thereby, have caused this Contract to be executed in duplicate originals by their duly authorized officers.


                                   HAWAIIAN ELECTRIC COMPANY, INC.


                                   By  /s/ Edward Y. Hirata
                                       Its Vice President, Regulatory Affairs


                                   By  /s/ Molly M. Egged
                                       Its Secretary

                                                                BUYER

                                   Date:  December 5, 1995



                                   BHP PETROLEUM AMERICAS REFINING INC.



                                   By  /s/ Faye W. Kurren
                                       Its Vice President


                                                                SELLER

                                   Date:  December 5, 1995

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                                   EXHIBIT A


                            PRODUCT SPECIFICATIONS


LSFO Specification -  Test Item       Measurement Unit   Limits      ASTM Method


GRAVITY @ 60 DEGREES F.               Degrees API        12.0 Min.   D-4052
                                                         24.0 Max.

VISCOSITY                             SSU At 210 DF      100 Min.    D-445
                                                         450 Max.    or D-2161

HEAT VALUE, GROSS                     MM BTU/BBL         6.0 million D-240
                                                         Min.        or D-4868

* FLASH POINT                         Degrees F.         150 Min.    D-93

POUR POINT                            Degrees F.         125 Max.    D-97

ASH                                   Percent, Weight    0.05 Max.   D-482

SEDIMENT & WATER                      Percent, Weight    0.50 Max.   D-1796

SULFUR                                Percent, Weight    0.50 Max.   D-4292

NITROGEN                              Percent, Weight    0.50 Max.   D-3431,
                                                                     D-4629

* Flash point shall be at least 50 DF above the pour point or 150 DF, whichever is greater.

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                                   EXHIBIT B

                           EXAMPLE PRICE CALCULATION

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EXPLANATION OF TAXES:
Taxes in the Product Price currently in effect include Superfund Tax of $0.097 per barrel and the Hawaii Environmental Response Tax of $0.050 per barrel. Also, Hawaii State General Excise Tax of 4.167% will be paid on all components of the Product Price, except the Hawaii Environmental Response Tax.

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II. Determination Of Price Of Optional Purchases Under Article IV

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EXPLANATION OF TAXES:
Taxes in the price of optional purchases currently in effect include Superfund Tax of $0.097 per barrel and the Hawaii Environmental Response Tax of $0.050 per barrel. Also, Hawaii State General Excise Tax of 4.167% will be paid on all components of the Product Price, except the Hawaii Environmental Response Tax.

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                                   EXHIBIT C

                  EXAMPLE DETERMINATION OF FREIGHT COMPONENTS

                     PURSUANT TO ARTICLE IV AND ARTICLE V


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